UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2017

GCI, Inc.
(Exact name of registrant as specified in its charter)

State of Alaska	0-5890	91-1820757
(State or other Jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S Employer Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On May 3, 2017, GCI, Inc. (the “Parent”), a wholly owned subsidiary of General Communication, Inc. (“GCI”), and GCI Holdings, Inc. (the “Borrower”), a wholly owned subsidiary of the Parent, entered into a Fifth Amendment (the “Amendment”) to the Fourth Amended and Restated Credit and Guarantee Agreement dated as of February 2, 2015 among the Borrower, the Parent, the subsidiary guarantors party thereto, the lenders party thereto, Credit Agricole Corporate and Investment Bank, as administrative agent, MUFG Union Bank, N.A. and SunTrust Bank, as co-syndication agents, and Bank of America, N.A., as documentation agent (the “Credit Agreement”).
As announced on April 4, 2017, GCI, Liberty Interactive Corporation (“Liberty Interactive”) and Liberty Interactive LLC, a wholly owned subsidiary of Liberty Interactive, have entered into an Agreement and Plan of Reorganization Agreement pursuant to which, through a series of transactions (the “Reorganization Transactions”), Liberty Interactive would acquire GCI through a reorganization in which certain assets and liabilities of Liberty Interactive’s Liberty Ventures tracking stock group (“Liberty Ventures”) would be contributed to GCI in exchange for a controlling interest in GCI and then a split-off of Liberty Interactive’s interest in the combined company, to be called GCI Liberty, would be effected.
The primary purpose of the Amendment was to amend the Credit Agreement to do the following: (i) permit the Borrower to assign to the Parent its rights and obligations with respect to the Credit Agreement, with the Parent becoming the new borrower, (ii) result in the Reorganization Transactions not constituting a “Change in Control”, and (iii) provide less restrictive covenants than those set forth in the Credit Agreement with respect to certain actions of the Parent and certain of its subsidiaries holding the Liberty Ventures businesses, assets and liabilities contributed by Liberty Interactive to GCI as part of the Reorganization Transactions.
The foregoing description of the amended Credit Agreement is qualified by reference in its entirety to the copy of the Amendment, which is filed with this Current Report on Form 8-K as Exhibit 4.1, and is incorporated in this Item 2.03 by reference.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Index

Exhibit No.	Description
4.1	Fifth Amendment to the Fourth Amended and Restated Credit Agreement dated as of May 3, 2017 (incorporated by reference to Exhibit 4.1 to Form 8-K filed by General Communication, Inc. on May 9, 2017)

Forward-Looking Statements
This Current Report on Form 8-K includes certain forward-looking statements, including statements about the proposed acquisition of GCI by Liberty Interactive and the proposed split-off of Liberty Interactive’s interest in GCI Liberty (the “proposed split-off” and together with the proposed acquisition of GCI, the “proposed transactions”) and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and GCI expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in GCI’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of GCI, including the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, for additional information about GCI and about the risks and uncertainties related to the business of GCI which may affect the statements made in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCI, Inc.
(Registrant)

Date: May 9, 2017

	By	/s/ Peter Pounds
Name: Peter J. Pounds
Title: Chief Financial Officer,
Secretary, Treasurer,
and Director
(Principal Financial Officer)

Exhibit Index

Exhibit No.	Description
4.1	Fifth Amendment to the Fourth Amended and Restated Credit Agreement dated as of May 3, 2017 (incorporated by reference to Exhibit 4.1 to Form 8-K filed by General Communication, Inc. on May 9, 2017)